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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 19, 2002

                          ALEXION PHARMACEUTICALS, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                 0-27756            13-3648318
   ----------------------------     -----------      ------------------
   (State or Other Jurisdiction     (Commission        (IRS Employer
         of Incorporation)          File Number)     Identification No.)

                352 KNOTTER DRIVE CHESHIRE, CT            06410
           (Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code: (203) 272-2596

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

         On March 19, 2002, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.1 regarding the promotion of David W. Keiser to President, Chief Operating Officer and Director of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

         99.1 Press Release dated March 19, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALEXION PHARMACEUTICALS, INC.


Date: March 26, 2002                By: /s/ Leonard Bell
                                        ----------------------------------------
                                        Name: Leonard Bell, M.D.
                                        Title: Chief Executive Officer,
                                               Secretary and Treasurer
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EXHIBIT INDEX

         99.1     Press Release dated March 19, 2002.